Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION IS DESIGNATED WITH [***].

CONTRATO DE COMPRA NO. MKM.SP 90731

ENMIENDA No. 5

ENMIENDA con fecha 5 de agosto del 2025 Entre

DYNARESOURCE DE MEXICO S.A. DE C.V.

Calle Cedro Number 303 Col. Alameda

Mazatlán, Sinaloa Mexico CP 82123 52 (669) 991-4988

De aquí en adelante referida como “La Vendedora”

MK METAL TRADING MEXICO SA DE CV

Av. Ejercito Nacional Mexicano

No. 769, Torre B Piso 3 Oficina L02, Col. Granada, Mexico City, 11520 Mexico

De aquí en adelante referida como “La

Compradora”. Y

OCEAN PARTNERS UK LIMITED

The Pearce Building, Third floor, West Street Maidenhead, Berkshire SL6 1RL

United Kingdom

De aquí en adelante referida como “La

Compradora Conjunta”.

La Compradora, la Compradora Conjunta y la Vendedora juntos se conocerán como las "Partes".

ANTECEDENTES

La Vendedora y la Compradora celebraron un Contrato mediante un Acuerdo de Cesión, Asunción y Consentimiento del Contrato de Concentrado de Oro con fecha 23 de marzo de 2022, que fue una cesión del Contrato con fecha 1 de febrero de 2021 y sus posteriores modificaciones (el "Contrato").

PURCHASE CONTRACT NO. MKM.SP 90731

AMENDMENT No. 5

AMENDMENT Dated August 5th, 2025 Between

DYNARESOURCE DE MEXICO S.A. DE C.V.

Calle Cedro Number 303 Col. Alameda

Mazatlán, Sinaloa Mexico CP 82123 52 (669) 991-4988

Hereinafter called “Seller”

MK METAL TRADING MEXICO SA DE CV

Av. Ejercito Nacional Mexicano

No. 769, Torre B Piso 3 Oficina L02, Col. Granada, Mexico City, 11520 Mexico

Hereinafter called “Buyer”

AND

OCEAN PARTNERS UK LIMITED

The Pearce Building, Third floor, West Street Maidenhead, Berkshire SL6 1RL

United Kingdom

Hereinafter called “Joint Buyer”

The Buyer, Joint Buyer and Seller together shall be known as the “Parties”.

BACKGROUND

The Seller and the Buyer entered into a Contract via Assignment, Assumption and Consent Agreement of Gold Concentrate Contract dated 23rd March 2022 which was an assignment of the Contract dated 1st February 2021 and amended at various times thereafter (the "Contract").

Las Partes desean enmendar el Contrato para agregar a la Compradora Conjunta como Parte del Contrato en calidad de Compradora Conjunta, con todos los derechos y obligaciones establecidos en el mismo. Las Partes también acordaron modificar la Cláusula

2. Duración y Cantidad, la Cláusula 8. Pago, la Cláusula 22. Terminación y el ANEXO 2, Metales Pagables del Contrato.

ADHESIÓN DE LA COMPRADORA CONJUNTA

Con efecto a partir de la fecha de esta Enmienda:

a)
La Compradora Conjunta se adherirá y pasará a ser parte del Contrato como "Compradora Conjunta" junto con la Compradora existente;
b)
Todas las referencias a la "Compradora" en el Contrato se entenderán referidas tanto a la Compradora como a la Compradora Conjunta (en conjunto, las "Compradoras Conjuntas");
c)
Las Compradoras Conjuntas serán solidariamente responsables de todas las obligaciones, responsabilidades y deberes de la Compradora en virtud del Contrato; y
d)
La Compradora Conjunta tendrá derecho a ejercer todos los derechos, recursos, facultades y beneficios otorgados a la Compradora en virtud del Contrato, de la misma manera y en la misma medida como si hubiera sido Parte original del mismo.

2. DURACIÓN Y CANTIDAD

El presente Contrato inicia el 27 de enero del 2021 y se mantendrá vigente hasta que tanto la Compradora como la Vendedora cumplan las obligaciones que se generen del presente.

Sujeto a los términos del presente Contrato, la Vendedora acuerda hacer sus mejores esfuerzos para producir y vender a la Compradora, y la Compradora acuerda comprar el 100% de la producción de Concentrado Oro de flotación y gravimétrico (en adelante denominado el “Concentrado”) para el periodo desde el 27 de enero del 2021 hasta el 31 de diciembre del 2030, sujeto a una entrega mínima proyectada por la Vendedora en 80,000 WMT de Concentrado (menos 10%), según lo establecido en la Clausula 3 y de

The Parties wish to amend the Contract to add the Joint Buyer as a Party to the Contract as a Joint Buyer, with full rights and obligations as set out therein. The Parties also agreed to amend Clause 2. Duration and Quantity, Clause

8. Payment, Clause 22. Termination and Schedule 2 Metal Payments of the Contract.

ACCESSION OF THE JOINT BUYER

With effect from the date of this Amendment:

a)
The Joint Buyer shall accede to and become a party to the Contract as a "Joint Buyer" alongside the existing Buyer;
b)
All references in the Contract to the “Buyer” shall be deemed to refer to both the Buyer and the Joint Buyer (collectively, the "Joint Buyers");

c)
The Joint Buyers shall be jointly and severally liable for all obligations, liabilities, and duties of the Buyer under the Contract; and

d)
The Joint Buyer shall be entitled to exercise all rights, remedies, entitlements, and benefits granted to the Buyer under the Contract, in the same manner and to the same extent as if it were an original Party thereto.

2. DURATION AND QUANTITY

The Contract commences on January 27, 2021, and shall remain in force until completion of Buyer’s and Seller’s obligations herein.

Subject to the terms of this Contract, the Seller agrees to use its best efforts to produce and sell to Buyer, and Buyer agrees to buy 100% of the Gold Concentrate floatation and gravity production (hereinafter referred to as the “Concentrate”), for the period from January 27th, 2021 to December 31st, 2030, subject to a minimum delivery which is projected by Seller to be 80,000 WMT of Concentrate (minus 10%), as set out in Clause 3 and in accordance with the terms and conditions of this Contract. The parties intend that the Buyer shall buy such

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acuerdo con los términos y condiciones del presente Contrato. Las Partes tienen la intención de que la Compradora compre la cantidad de Concentrado según lo establecido en la Parte A del ANEXO 1 del presente Contrato, sujeto a lo establecido en el siguiente párrafo.

Las Partes aceptan y toman conocimiento que las cantidades establecidas en la Parte A del ANEXO 1 del presente Contrato son aproximadas y que la cantidad real de Concentrado en cada entrega puede sufrir variación. En la medida en que la cantidad de Concentrado en cualquier entrega puede exceder o puede ser excedida por la cantidad establecida en la Parte A del ANEXO 1 del presente Contrato (la “Cantidad Contractual” para esta entrega) por 10% más o menos que la Cantidad Contractual, se considerará que la Vendedora ha satisfecho por completo sus obligaciones bajo el presente Contrato.

Después del 31 de diciembre del 2030, el Contrato se extenderá automáticamente cada año, salvo que cualquiera de las partes notifique por escrito la terminación del Contrato con al menos 365 días antes de la fecha de terminación. Para mayor claridad, la fecha más temprana en la que puede darse una cancelación es el 31 de diciembre del 2030, y dicha notificación deberá entregarse a más tardar el 1 de enero del 2030, de lo contrario, el Contrato se extenderá automáticamente hasta el 31 de diciembre de 2031.

En la fecha efectiva de la cancelación, cualquier adelanto pendiente conforme el Contrato de Crédito de Concentrado, conforme a la Cláusula 8 [del presente] deberá ser reembolsado en su totalidad; de lo contrario, la Vendedora deberá continuar realizando entregas del 100% de la producción a la Compradora hasta que se hayan saldado por completo los montos pendientes.

8. PAGO

El siguiente párrafo será añadido al final de esta Clausula:

A partir del 5 de agosto de 2025, la Línea de Crédito Revolvente ya no estará disponible para su desembolso.

Al momento de la firma de esta Enmienda, o en fechas cercanas a la misma, la Compradora quantities of the Concentrate as are set out in the Part A of Schedule 1 to this Contract, subject to the paragraph below.

The Parties hereto accept and acknowledge that the shipment quantities set out in Part A of Schedule 1 to this Contract are approximations and that the actual quantity of Concentrate in each shipment may vary therefrom. To the extent that the quantity of Concentrate in any shipment exceeds, or is exceeded by, the quantity set out in Part A of Schedule 1 to this Contract (the “Target Quantity” for that shipment) by 10% more or less of the Target Quantity, the Seller shall be deemed to have satisfied its obligations under this Contract in full.

After December 31st, 2030, the Contract shall automatically extend annually, unless written termination by either party is given no later than

365 days before the date of termination. For clarity, the earliest cancellation that may be given is December 31st, 2030, with cancellation notice to be provided no later than January 1st, 2030, otherwise the Contract will automatically extend until December 31st, 2031.

On the effective date of Cancellation, any outstanding advances under the Concentrate Credit Agreement under Clause 8 [herein] must be repaid in full, otherwise, the Seller must continue to make deliveries of 100% of production to the Buyer until such point as any outstanding amounts are settled.

8. PAYMENT

The following paragraph shall be added to the end of this Clause:

Effective 5th August 2025, the Revolving Credit Facility shall no longer be available for draw.

On or around signing of this Amendment, the Buyer shall provide a Concentrate Credit Facility

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deberá proporcionar una Línea de Crédito de Concentrado por un monto máximo de

$15,000,000.00 (Quince Millones de Dólares, moneda legal de los Estados Unidos de América), sujeto a los términos y condiciones del Acuerdo de Crédito de Concentrado. Los fondos de la Línea de Crédito de Concentrado se utilizarán primero para la liquidación total de cualquier saldo bajo la Línea de Crédito Revolvente y luego se pagarán a la Vendedora. La Compradora podrá realizar libremente asignaciones/deducciones de cualquier pago bajo el Contrato para la liquidación de cualquier saldo adeudado bajo el Acuerdo de Crédito de Concentrado. En caso de un posible conflicto con los términos del Contrato y el Acuerdo de Crédito de Concentrado, prevalecerán los términos del Acuerdo de Crédito de Concentrado.

22. TERMINACIÓN

El siguiente párrafo será añadido al final de la Clausula original:

Esta Cláusula deja sin efecto la Cláusula incorporada en la Enmienda 3 con fecha 17 de junio del 2024. En un plazo de 30 días calendario contados desde la ocurrencia de un cambio de control de la Vendedora entendiéndose por cambio de control la venta a un tercero de la mayoría de los activos o acciones de la Vendedora, su sociedad matriz beneficiaria, o cualquiera de sus subsidiarias materiales, la Vendedora o sus sucesores, a su elección, podrán dar por terminado el Contrato sin necesidad de cumplir con el período mínimo de notificación de cancelación previsto en la Cláusula 2 para entregas futuras, ni en la Cláusula 19, y pagando a la Compradora una penalidad por terminación equivalente a US$ 3 millones, así como cualquier monto adeudado y pendiente conforme al Contrato, la Línea de Crédito Revolvente previsto en la Cláusula 8, el cual deberá abonarse al momento de presentar la notificación.

La terminación no será efectiva hasta que dichos montos hayan sido pagados en su totalidad. Después de la entrega de la notificación y el pago de la penalidad, las entregas ya realizadas antes de la notificación deberán finalizarse conforme al curso regular del Contrato.

in an amount of up to $15,000,000.00 (Fifteen Million Dollars, legal currency of the United States of America), subject to the terms and conditions of the Concentrate Credit Agreement. Proceeds of the Concentrate Credit Facility shall be used for the full settlement of any balances under the Revolving Credit Facility first, and then shall be paid to the Seller. The Buyer can freely make allocations/deductions from any payments under the Contract towards the settlement of any due balances under the Concentrate Credit Agreement. In case of a potential conflict with the terms of the Contract and the Concentrate Credit Agreement, the terms of the Concentrate Credit Agreement shall prevail.

22. TERMINATION

The following paragraph shall be added to the end of the original Clause:

This Clause cancels the Clause added in Amendment 3 dated June 17th, 2024. Within 30 calendar days of the event of a change of control of the Seller, with a change of control being defined as a sale to a third party of the majority of the assets or shares of the Seller, its beneficial parent company, or any other material subsidiaries, the Seller or Seller’s successors at their option may terminate the Contract without adhering to the minimum cancellation notice period in Clause 2 for future deliveries or Clause 19 and paying the Buyer a termination fee of US$ 3 million as well as any amounts due and outstanding under the Contract, the Revolving Credit Facility and in Clause 8, due on provision of the notice.

Termination shall not be effective until such time as these amounts are settled in full. After provision of the notice and payment of the fee, any completed deliveries that occurred before the notice shall be finalized under the regular course of the Contract.

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Todos los otros términos y condiciones permanecen de acuerdo con el Contrato original con fecha 1 de febrero del 2021, el Acuerdo de Cesión, Asunción y Consentimiento del Contrato de Concentrado de Oro de fecha 23 de marzo de 2022, la Enmienda No. 1 con fecha 1 de agosto del 2023, la Enmienda No. 2 con fecha 6 de noviembre del 2023, la Enmienda No. 3 con fecha 17 de junio del 2024, la Enmienda No. 4 con fecha 11 de septiembre del 2024 y la Enmienda 5 con fecha 4 de abril del 2025, todos ellos referidos en conjunto como el Contrato.

All other terms and conditions to remain as per original Contract dated February 1st, 2021, Assignment, Assumption and Consent Agreement of Gold Concentrate Contract dated 23rd March 2022, the Amendment No.

1
dated August 1st, 2023, the Amendment No.

2 dated November 6th, 2023, the Amendment No. 3 dated June 17th, 2024, the Amendment No. 4 dated September 11th, 2024 and the Amendment No. 5 dated April 4th, 2025, all being referred as the Contract.

ESTANDO CONFORME CON SU CONTENIDO, las partes otorgan y firman la presente Enmienda en el día y año mencionado por escrito al inicio/ IN WITNESS WHEREOF the parties hereto have executed this Contract as of the day and year first above written.

En nombre y representación de la Vendedora/ For and on behalf of Seller: DynaResource de México, S. A. De C. V.

Firma/Signed by	/s/ Rohan Hazelton	/s/ Rohan Hazelton
Nombre/Name in Print:	Rohan Hazelton	Rohan Hazelton
Título/Title:	Presidente	President
Fecha/Date:	22 ago 2025	August 22, 2025

En nombre y representación de la Compradora/ For and on behalf of Buyer: MK METAL TRADING MEXICO S. A. DE C. V.

Firma/Signed by	s/s Francisco Espinosa	/s/ Ana Lilia Canuas
Nombre/Name in Print:	Francisco Espinosa	Ana Lilia Canuas
Título/Title:	Trader	CAO
Fecha/Date:	22-Aug-2025	22-Aug-2025

En nombre y representación de la Compradora Conjunta/ For and on behalf of Joint Buyer: OCEAN PARTNERS UK LIMITED.

Firma/Signed by	/s/ Neil Paulter	/s/ Sandeep Mittal
Nombre/Name in Print:	Neil Poulter	Sandeep Mittal
Título/Title:	Director	Director
Fecha/Date:	22-Aug-2025	22-Aug-2025

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CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ANEXO 2/SCHEDULE 2

TÉRMINOS DE COMPRA

Metales Pagables

Con respecto a cada tonelada métrica seca del Material (o prorrateado por cada fracción de tonelada métrica seca), la Compradora pagará lo siguiente:

Plata: La Compradora deberá pagar por el menor de (i) [***] del contenido de plata por tms en el Concentrado según se determine de conformidad con este Contrato, y (ii) el número total de unidades de dicho contenido menos una deducción de cincuenta (50) grs. por tms, a un precio igual al precio de cotización diaria de US Dollars LBMA spot, según lo publique www.lbma.org.uk (o cualquier otro sitio web que pueda reemplazar el sitio web de LBMA en ese servicio, en opinión de La Compradora) promediado sobre el de Cotización de conformidad con la Cláusula 7.1 de este Contrato.

Oro: La Compradora pagará según la siguiente tabla para el contenido del oro por tonelada métrica seca de Concentrado, sujeto a una deducción mínima de 2 (dos) gramos por tonelada métrica seca según lo determinado de conformidad con el presente Contrato, al precio igual a la media de las cotizaciones diarias de la mañana y de la tarde del London Bullion Market Association (LBMA) US$ para el Oro, tal como se publica en www.lbma.org.uk (o cualquier otro sitio web que pueda reemplazar el sitio web de la LBMA en ese servicio, en opinión de La Compradora), promediado durante el Periodo de Cotizaciones.

PURCHASE TERMS

Metal Payments

In respect of each dry metric ton of Material (or pro rata for each fraction of a dry metric ton), the Buyer shall pay the following:

Silver: The Buyer shall pay for the lower of (i) [***] of the silver content per dmt in the Concentrate as determined in accordance with this Contract and

(ii) the total number of units of such content less a deduction of fifty (50) grams per dmt, at a price equal to the daily US Dollars LBMA spot quotation price for silver, as published by www.lbma.org.uk (or such other website that may replace the LBMA website on that service, in the opinion of Buyer), averaged over the Quotational Period as per Clause 7.1 of this Contract.

Gold: The Buyer shall pay as per the below table for the gold content per dmt of Concentrate, subject to a minimum deduction of 2 (two) grams per dry metric ton as determined in accordance with this Contract, at a price equal to the mean of the daily London Bullion Market Association (LBMA) US$ morning and afternoon quotations for gold, as published by www.lbma.org.uk (or such other website that may replace the LBMA website on that service, in the opinion of Buyer), averaged over the Quotational Period.

Year / Content	Au <=35gr	Au > 35 & <= 45gr	Au > 45 & <= 60gr	Au > 60 & < = 75gr	Au > 75 & <= 90gr	Au > 90 & <= 150gr	Au >150gr
2021 to June 2024	[***]	[***]	[***]	[***]	[***]	[***]	[***]
July 2024 to December 2025	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2026	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2027	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2028	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2029	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2030	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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